                                                                    10.(i)(G)(5)

                        WAIVER AND SECOND AMENDMENT TO
                   POST-PETITION LOAN AND GUARANTY AGREEMENT


          WAIVER AND SECOND AMENDMENT TO POST-PETITION LOAN AND GUARANTY AGREEMENT, dated as of February 20, 1998 (this "Amendment"), among MONTGOMERY WARD & CO., INCORPORATED, an Illinois corporation and a debtor and debtor in possession ("Borrower Representative"), MONTGOMERY WARD HOLDING CORP., a Delaware corporation and a debtor and debtor in possession ("Parent" or "Guarantor"), as Guarantor, the other Guarantors signatory hereto (together with Parent and the Borrower Representative, the "Credit Parties"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent (the "Agent") for Lenders, and the other Lenders signatory hereto.

                                 RECITALS
                                 --------

          WHEREAS, the Borrower Representative, the Guarantors, the Lenders and the Agent are parties to that certain Post-Petition Loan and Guaranty Agreement, dated as of July 8, 1997 (as amended by the Waiver and First Amendment to Post-Petition Loan and Guaranty Agreement, dated as of July 30, 1997 and as further amended, supplemented or modified, the "Loan Agreement"). The Borrower Representative and the Guarantors have requested that the Lenders agree to amend and waive certain provisions of the Loan Agreement. The Borrower Representative, the Guarantors, the Lenders and the Agent have agreed, upon the terms and conditions specified herein, to amend and waive certain provisions of the Loan Agreement, all as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

          SECTION 1.  Defined Terms and Interpretation.

          (a) The capitalized terms used herein which are defined in the Loan Agreement, shall have the respective meanings assigned to them in the Loan Agreement except as otherwise provided herein or unless the context otherwise requires. In addition, as used in this Amendment, the following terms shall have the following meanings:

          "Second Amendment" shall mean the Waiver and Second Amendment to Post-Petition Loan and Guaranty Agreement dated as of February 20, 1998.

          "Second Amendment Effective Date" shall have the meaning specified in
Section 5 hereof.

          (b) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          (c) No provision in this Amendment shall be interpreted or construed against any Person because that Person or its legal representative drafted such provision.

          SECTION 2.  Waiver.

          (a) As of the Second Amendment Effective Date, Lenders hereby waive the provisions of Section 6.4 of the Loan Agreement, for the limited purpose of permitting the Borrower Representative to sell the real property and improvements that constituted the premises (the "Premises") of the Closed Locations (as such term is defined in the Waiver to Post-Petition Loan and Guaranty Agreement, dated November 7, 1997) and of the Borrower Representative's Greenwood, Indiana retail store and auto center; provided, however, that the Borrower Representative acknowledges and agrees that it is hereby permitted to sell or cause to be sold, over and above the limit set forth in Section 6.4 of the Loan Agreement, Premises which, in the aggregate, have a book value not to exceed $70,000,000.

          (b) The Lenders agree that any Premises sold pursuant to subsection 2(a) above, not in excess of an aggregate of $70,000,000, shall not be included in calculating the amount of assets permitted to be sold by the Borrower Representative and its Subsidiaries pursuant to Section 6.4 of the Loan Agreement.

          (c)  As of the Second Amendment Effective Date, Lenders hereby waive
(i) the provisions of Section 8.1(r) of the Loan Agreement, for the limited purpose of permitting the Credit Parties to make modifications to their cash management systems including the treatment of Automated Clearinghouse transactions pursuant to that certain Motion of Debtors and Debtors in Possession for an Order, Pursuant to Sections 363 and 364 of the Bankruptcy Code, Authorizing Certain Modifications to Cash Management System and Granting Superpriority Status to Certain Claims that Would Arise Thereunder and (ii) the provisions of Section 1.4 of the Loan Agreement, for the limited purpose of permitting the Credit Parties to pay certain prepetition claims pursuant to (x) Motion of Debtors and Debtors in Possession for an Order Approving Participation in Consent Decree, Purity Site Work Agreement and Agreement for Participation of Montgomery Ward in Purity Oil Sales Superfund Site Settlement and (y) Motion of Debtors and Debtors in Possession for an Order (A) Approving Compromise and Settlement of Eminent Domain Action, (B) Authorizing the Use of Estate Assets to Make Certain Tax Payments in Connection Therewith and (C) Modifying the Automatic Stay to Allow Such State Court Proceedings as Are Necessary for Implementation of Settlement.

          (d) As of the Second Amendment Effective Date, Lenders hereby agree to waive the provisions of Section 6.3 of the Loan Agreement, for the limited purpose and solely in connection with, the granting by the Borrower Representative or any Guarantor of any Lien in favor of any Person acting as an agent of such Credit Party in connection with any dispositions or sales of the Premises pursuant to a valid and enforceable order of the Bankruptcy Court, provided that: (i) any such Lien shall not extend to any assets or properties other than the Premises that are being disposed of or sold and shall only secure the fees and obligations owed to such person by such Credit Party and (ii) such Premises shall not be considered Eligible Real Property for purposes of calculating the Borrowing Base.

          SECTION 3. Amendments to the Loan Agreement. The Loan Agreement is, effective as of the Second Amendment Effective Date, amended as follows:

          (a) Annex E to the Loan Agreement is hereby amended by inserting in the second line of paragraph (a) thereof after "Fiscal Month" and before the comma the wording "except the last Fiscal Month of each Fiscal Quarter" and by adding the following paragraphs (n) and (o) thereto:

               "(n) Minimum Requirements for Additional Monthly Reporting. To Agent and Lenders, (i) within 15 days after the end of each Fiscal Month, for all stores of the Borrower Representative with respect to which no order has been entered by the Bankruptcy Court authorizing the closing thereof ("Comp Stores") in the aggregate, sales, gross margin dollars and gross margin percent on a preliminary basis for each division within such Comp Stores for such Fiscal Month, together with the aggregate divisional sales, gross margin dollars and gross margin percent for such Comp Stores included in the annual operating plan for that Fiscal Month, (ii) after the end of each Fiscal Quarter except the last Fiscal Quarter of each Fiscal Year, a copy of the financial report required to be delivered by the Borrowers and their Subsidiaries to the United States Trustee in connection with the chapter 11 cases of the Borrowers and their Subsidiaries that summarizes, on a cumulative basis, the financial performance and the results of the last Fiscal Month of such Fiscal Quarter and Fiscal Year to date contemporaneously with the delivery of such report to the United States Trustee, but in no event more than 30 days after the end of such Fiscal Quarter (the "Fiscal Quarter Report") and (iii) after the end of each Fiscal Year, a copy of the financial report required to be delivered by the Borrowers and their Subsidiaries to the United States Trustee in connection with the chapter 11 cases of the Borrowers and their Subsidiaries that summarizes, on a cumulative basis, the financial performance and the results of the prior Fiscal Year contemporaneously with the delivery of such report to the United States Trustee, but in no event more than 60 days after the end of such Fiscal Year (the "Fiscal Year Report").

               (o) Preliminary Compliance Estimates. No later than 45 days after the end of each Fiscal Quarter, to Agent and Lenders a statement in reasonable detail showing the calculations used in determining compliance with each of the financial covenants set forth in Annex G based upon Borrower Representative's preliminary estimate of the numbers to be used in such calculations."

          (b) Subsection (b) of Annex G of the Loan Agreement is hereby amended and restated to read as follows:

          "Minimum EBITDA. At the end of each Fiscal Quarter set forth below, EBITDA, for the respective periods set forth below, shall be an amount not less than the following:

     (i) $(125,000,000) for the three Fiscal Months ending the first Fiscal Quarter of 1998;

     (ii) $(150,000,000) for the six Fiscal Months ending the second Fiscal Quarter of 1998;

     (iii) $(185,000,000) for the nine Fiscal Months ending the third Fiscal Quarter of 1998;

     (iv) $(185,000,000) for the twelve Fiscal Months ending the fourth Fiscal Quarter of 1998;

     (v) $(175,000,000) for the twelve Fiscal Months ending the first Fiscal Quarter of 1999; and

     (vi) $(150,000,000) for the twelve Fiscal Months ending the second Fiscal Quarter of 1999."

          SECTION 4. Representations and Warranties True; No Default or Event of Default. The Credit Parties represent and warrant to the Agent and the Lenders that on the date of and after giving effect to the execution and delivery of this Amendment (a) the representations and warranties set forth in the Loan Agreement are true and correct in all material respects on the date hereof as though made on and as of such date (unless any such representation or warranty expressly relates to an earlier date); and (b) neither any Default nor Event of Default has occurred and is continuing as of the date hereof.

          SECTION 5. Conditions of Effectiveness. As used in this Amendment, "Second Amendment Effective Date" shall mean:

          (a) in connection with Sections 2 and 3(a), the date when, and only when, Agent has received executed counterparts of this Amendment from the requisite number of Lenders that comprise the Requisite Lenders; and

          (b)  in connection with Section 3(b), the date when, and only when:
(i) Agent has received executed counterparts of this Amendment from the requisite number of Lenders that comprise the Requisite Lenders; (ii) the Bankruptcy Court has entered a final order that is not subject to appeal, in form and substance satisfactory to the Agent, in its sole and absolute discretion, authorizing the payment of a fee to Agent from the Borrowers, for the account of the Lenders who execute this Amendment, in an amount up to $1,000,000 (the "Fee") and (iii) Agent has received the Fee.

          SECTION 6.  Reference to this Amendment and Effect on Loan Documents.

          (a) From and after the Second Amendment Effective Date, each reference in the Loan Agreement (including in any Exhibit thereto) to "this Agreement," "hereunder," "herein" or words of like import shall mean and be a reference to the Loan Agreement, as affected and amended hereby.

          (b) From and after the Second Amendment Effective Date, each reference in the Loan Documents (i) to the Loan Agreement shall mean and be reference to the Loan Agreement, as affected and amended hereby and (ii) to the terms whose definitions are amended pursuant to this Amendment shall mean and be a reference to such term as affected and amended hereby.

          (c) The Loan Agreement, the Notes and the other Loan Documents, as affected and amended hereby, shall remain in full force and effect and the Loan Documents are hereby ratified and confirmed in all respects.

          (d) The effectiveness of the waiver evidenced by Section 2 hereof, shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Loan Agreement, or constitute a waiver of any other provision of the Loan Agreement or any other Loan Document.

          SECTION 7. Governing Law; Binding Effect. In all respects, including all matters of construction, validity and performance, this Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (without regard to conflict of law provisions) and any applicable laws of the United States of America, and shall be binding upon the parties hereto and their respective successors and permitted assigns.

          SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 9. Consent of Guarantors. By their execution and delivery of this Amendment, each Guarantor hereby consents to all of the terms and provisions of this Amendment and ratifies and confirms that each of the other Loan Documents to which it is a party remains in full force and effect and enforceable in accordance with their respective terms.

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.



                                    BORROWER:


                                    MONTGOMERY WARD & CO., INCORPORATED

                                    By:     /s/ Douglas V. Gathany
                                            -----------------------------------
                                    Name:   Douglas V. Gathany
                                    Title:  Vice President and Treasurer


                                    GUARANTORS:


                                    LECHMERE, INC.

                                    By:     /s/ Douglas V. Gathany
                                            -----------------------------------
                                    Name:   Douglas V. Gathany
                                    Title:  Assistant Treasurer



                                    AMERICAN DELIVERY SERVICE COMPANY

                                    By:     /s/ Philip D. Delk
                                            -----------------------------------
                                    Name:   Philip D. Delk
                                    Title:  Vice President, Secretary



                                    CONTINENTAL TRANSPORTATION, INC.

                                    By:     /s/ Philip D. Delk
                                            -----------------------------------
                                    Name:   Philip D. Delk
                                    Title:  Vice President and Assistant
                                            Treasurer

                                    JRI DISTRIBUTING, INC.
                                    STANDARD T CHEMICAL COMPANY, INC.
                                    WFL REALTY, INC.

                                    By:     /s/ Philip D. Delk
                                            -----------------------------------
                                    Name:   Philip D. Delk
                                    Title:  Vice President and Secretary



                                    M-W PRESTRESS, INC.
                                    MW DIRECT GENERAL, INC.
                                    MW DIRECT LIMITED, INC.

                                    By:     /s/ Philip D. Delk
                                            -----------------------------------
                                    Name:   Philip D. Delk
                                    Title:  Secretary



                                    MONTGOMERY WARD
                                     INTERNATIONAL, INC.
                                    MPI, INC.

                                    By:     /s/ Philip D. Delk
                                            -----------------------------------
                                    Name:   Philip D. Delk
                                    Title:  Assistant Secretary



                                    BARRETWARD PROPERTIES CO., INC.
                                    BRANDYWINE DC, INC.
                                    BRANDYWINE PROPERTIES, INC.
                                    BRETTWARD PROPERTIES CO., INC.
                                    FIRST MONT CORPORATION
                                    FOURTH WYCOMBE PROPERTIES,
                                     INC.
                                    GABEWARD PROPERTIES
                                     CORPORATION
                                    GARDEN GROVE DEVELOPMENT
                                     CORPORATION HUGA REALTY INC.
                                    JOSHWARD PROPERTIES
                                     CORPORATION
                                    LECHMERE DEVELOPMENT
                                     CORPORATION
                                    M-W FAIRFAX PROPERTIES, INC.
                                    M-W PROPERTIES CORPORATION
                                    M-W RESTAURANTS REALTY
                                     CORPORATION
                                    MARCOR HOUSING SYSTEMS, INC.
                                    MARYWARD PROPERTIES
                                     CORPORATION

                                       MF NEVADA INVESTMENTS, INC.
                                       MICHAELWARD PROPERTIES CO.,
                                        INC.
                                       MONTGOMERY WARD
                                        DEVELOPMENT CORPORATION
                                       MONTGOMERY WARD LAND
                                        CORPORATION
                                       MONTGOMERY WARD PROPERTIES
                                        CORPORATION
                                       MONTGOMERY WARD REALTY
                                        CORPORATION
                                       MW LAND CORPORATION
                                       NATIONAL HOMEFINDING SERVICE,
                                        INC.
                                       998 MONROE CORPORATION
                                       PAULWARD PROPERTIES CO., INC.
                                       ROBERTWARD PROPERTIES
                                        CORPORATION
                                       SACWARD PROPERTIES, INC.
                                       SECOND MONT CORPORATION
                                       7TH & CARROLL CORPORATION
                                       SEVENTH MONT CORPORATION
                                       618 CORPORATION
                                       619 CORPORATION
                                       THE 535 CORPORATION
                                       THIRD WYCOMBE PROPERTIES, INC.
                                       2825 DEVELOPMENT CORPORATION
                                       2825 REALTY CORPORATION
                                       UNIVERSITY AVENUE
                                        MARKETPLACE, INC.
                                       WFL DEVELOPMENT CORPORATION
                                       WYCOMBE PROPERTIES, INC.


                                       By:     /s/ G. Tad Morgan
                                               ---------------------------------
                                       Name:   G. Tad Morgan
                                       Title:  Vice President and Secretary



                                       GOODE FURNITURE COMPANIES, INC.
                                       MONTGOMERY WARD SECURITIES,
                                        INC.
                                       R M P DEVELOPMENT CORPORATION

                                       By:     /s/ G. Tad Morgan
                                               ---------------------------------
                                       Name:   G. Tad Morgan
                                       Title:  Secretary

                                       MONTGOMERY WARD HOLDING
                                        CORP.

                                       By:     /s/ G. Tad Morgan
                                               ---------------------------------
                                       Name:   G. Tad Morgan
                                       Title:  Assistant Secretary


                                       JEFFERSON STORES, INC.

                                       By:     /s/ G. Tad Morgan
                                               ---------------------------------
                                       Name:   G. Tad Morgan
                                       Title:  Vice President and Treasurer


                                       AGENT and as LENDER


                                       GENERAL ELECTRIC CAPITAL
                                        CORPORATION

                                       By:     /s/ James C. Ungari
                                               ---------------------------------
                                       Name:   James C. Ungari
                                       Title:  Its Authorized Signatory



                                       LENDERS:


                                       THE CHASE MANHATTAN BANK

                                       By:     /s/ William P. Rindfuss
                                               ---------------------------------
                                       Name:   William P. Rindfuss
                                       Title:  Vice President


                                       BANK OF SCOTLAND

                                       By:     /s/ Joseph Fratus
                                               ---------------------------------
                                       Name:   Joseph Fratus
                                       Title:  Assistant Vice President

                                       BANKAMERICA BUSINESS CREDIT,
                                        INC.

                                       By:     /s/ Thomas G. Sullivan
                                               ---------------------------------
                                       Name:   Thomas G. Sullivan
                                       Title:  Vice President



                                       BANKBOSTON RETAIL FINANCE INC.
                                        (f/k/a GBFC, INC.)



                                       By:     /s/ Joseph V. Balsamo
                                               ---------------------------------
                                       Name:   Joseph V. Balsamo
                                       Title:  Vice President



                                       BANQUE PARIBAS

                                       By:     /s/ Duane Helkowski
                                               ---------------------------------
                                       Name:   Duane Helkowski
                                       Title:  Vice President


                                       By:     /s/ Robert G. Carino
                                               ---------------------------------
                                       Name:   Robert G. Carino
                                       Title:  Vice President



                                       CREDIT AGRICOLE INDOSUEZ

                                       By:     /s/ David Bouhl, F.V.P.
                                               ---------------------------------
                                       Name:   David Bouhl
                                       Title:  Head of Corporate Banking,
                                               Chicago


                                       By:     /s/ Dean Balice
                                               ---------------------------------
                                       Name:   Dean Balice
                                       Title:  Senior Vice President, Branch
                                               Manager

                                       THE CIT GROUP/BUSINESS CREDIT,
                                        INC.

                                       By:     /s/ Nicole Cangelos
                                               ---------------------------------
                                       Name:   Nicole Cangelos
                                       Title:  Assistant Secretary




                                       CITIBANK, N.A.


                                       By:     /s/ John Calder
                                               ---------------------------------
                                       Name:   John Calder
                                       Title:  Attorney-in-Fact


                                       CITICORP USA, INC.


                                       By:     /s/ Claudia Slacik
                                               ---------------------------------
                                       Name:   Claudia Slacik
                                       Title:  Vice President


                                       FLEET CAPITAL CORPORATION

                                       By:     /s/ Thomas E. Joyce
                                               ---------------------------------
                                       Name:   Thomas E. Joyce
                                       Title:  V.P. & Portfolio Manager



                                       FLEET NATIONAL BANK

                                       By:     /s/ Kevin Chamberlain
                                               ---------------------------------
                                       Name:   Kevin Chamerlain
                                       Title:  Vice President



                                       GOLDMAN SACHS CREDIT PARTNERS
                                        L.P.

                                       By:     /s/ John Urban
                                               ---------------------------------
                                       Name:   John Urban
                                       Title:  Authorized Signatory

                                       GREEN TREE FINANCIAL SERVICING
                                        CORPORATION


                                       By:     /s/ Hugh M. Norris
                                          ------------------------------------
                                       Name:   Hugh M. Norris
                                       Title:  Director of Credit


                                       HELLER FINANCIAL, INC.


                                       By:     /s/ Thomas Bukowski
                                          ------------------------------------
                                       Name:   Thomas Bukowski
                                       Title:  Senior Vice President


                                       IBJ SCHRODER BUSINESS CREDIT
                                        CORP.


                                       By:     /s/ Alfred J. Scoyni
                                          ------------------------------------
                                       Name:   Alfred J. Scoyni
                                       Title:  Vice President


                                       JACKSON NATIONAL LIFE
                                        INSURANCE COMPANY
                                         By:  PPM FINANCE, INC.
                                         Its Attorney-in-fact


                                       By:     /s/ Jeffrey J. Podwika
                                          ------------------------------------
                                       Name:   Jeffrey J. Podwika
                                       Title:  Vice President


                                       LEHMAN COMMERCIAL PAPER, INC.


                                       By:     /s/ Michele Swanson
                                          ------------------------------------
                                       Name:   Michele Swanson
                                       Title:  Authorized Signatory


                                       NATIONAL CITY COMMERCIAL
                                        FINANCE, INC.


                                       By:     /s/ Mark Hanak
                                          ------------------------------------
                                       Name:   Mark Hanak
                                       Title:  Account Officer

                                       STAR BANK, N.A.


                                       By:     /s/ Mike Ehlert
                                          ------------------------------------
                                       Name:   Mike Ehlert
                                       Title:  Vice President